Exhibit 10.2

THIRD AMENDMENT TO LEASE (NON-CPLV)
THIS THIRD AMENDMENT TO LEASE (NON-CPLV) (this “Agreement”), is made as of April 2, 2018, by and among the entities listed on Schedule A attached hereto (collectively, and together with their respective successors and assigns, “Landlord”), and CEOC, LLC, a Delaware limited liability company, and the entities listed on Schedule B attached hereto (collectively, and together with their respective successors and assigns, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain LEASE (NON-CPLV) dated October 6, 2017 as amended by (i) that certain First Amendment to Lease (Non-CPLV) dated December 22, 2017 and (ii) that certain Second Amendment to Lease (Non-CPLV) and Ratification of SNDA dated February 16, 2018 (collectively, as amended, the “Lease”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Lease; and
B.As more particularly set forth in this Agreement, Landlord and Tenant desire to amend the Lease to address certain scrivener’s errors.
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Parties do hereby stipulate, covenant and agree as follows:
1.Amendment.
(a)Exhibit B of the Lease is hereby amended to insert the following at the end of the legal description for Harrah’s Bossier City (Louisiana Downs):
“TRACT V:
Together with the benefit of the electrical and irrigation facilities rights granted pursuant to Agreement of Servitude (Facilities) by and between Harrah's Bossier City Investment Company, L.L.C. and Home Federal Bank dated and recorded December 9, 2013 under Instrument No. 1087383 of the Conveyance Records of Bossier Parish, Louisiana.
TRACT VI:
Together with the benefit of the electrical and irrigation facilities rights granted pursuant to Agreement of Servitude (Facilities) by and between Harrah's Bossier City Investment Company, L.L.C. and Sifuentes Properties, LLC dated and recorded December 9, 2013 under Instrument No. 1087372 of the Conveyance Records of Bossier Parish, Louisiana.”
2.Miscellaneous.
a.This Agreement shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Lease without regard to its conflicts of law principles. The Parties hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Agreement.
b.If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

c.Neither this Agreement nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, waiver, discharge or termination is sought.
d.The paragraph headings and captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.
e.This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.
f.This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
g.Except as specifically modified pursuant to this Agreement, all of the provisions of the Lease remain unchanged and continue in full force and effect.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day, month and year first above written.
LANDLORD:
HORSESHOE COUNCIL BLUFFS LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HARRAH’S COUNCIL BLUFFS LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HARRAH’S METROPOLIS LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HORSESHOE SOUTHERN INDIANA LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

NEW HORSESHOE HAMMOND LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HORSESHOE BOSSIER CITY PROP LLC,
a Louisiana limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HARRAH’S BOSSIER CITY LLC,
a Louisiana limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

NEW HARRAH’S NORTH KANSAS CITY LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

GRAND BILOXI LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HORSESHOE TUNICA LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

NEW TUNICA ROADHOUSE LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

CAESARS ATLANTIC CITY LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

BALLY’S ATLANTIC CITY LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HARRAH’S LAKE TAHOE LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HARVEY’S LAKE TAHOE LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

HARRAH’S RENO LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

BLUEGRASS DOWNS PROPERTY OWNER LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

VEGAS DEVELOPMENT LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

VEGAS OPERATING PROPERTY LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

MISCELLANEOUS LAND LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

PROPCO GULFPORT LLC,
a Delaware limited liability company

By:______________________________________
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]

TENANT:

CEOC, LLC,
a Delaware limited liability company

By:____________________________________________
Name:
Title:

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.,
a Delaware corporation

By:____________________________________________
Name:
Title:

HBR REALTY COMPANY LLC,
a Nevada limited liability company

By:____________________________________________
Name:
Title:

HARVEYS IOWA MANAGEMENT COMPANY LLC,
a Nevada limited liability company

By:____________________________________________
Name:
Title:

SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES LLC,
an Illinois limited liability company

By:____________________________________________
Name:
Title:

CAESARS RIVERBOAT CASINO, LLC,
an Indiana limited liability company

By:____________________________________________
Name:
Title:

ROMAN HOLDING COMPANY OF INDIANA LLC,
an Indiana limited liability company

By:____________________________________________
Name:
Title:

HORSESHOE HAMMOND, LLC,
an Indiana limited liability company

By:____________________________________________
Name:
Title:

HORSESHOE ENTERTAINMENT,
a Louisiana limited partnership

By: New Gaming Capital Partnership,
a Nevada limited partnership
Its general partner

By: Horseshoe GP, LLC,
a Nevada limited liability company
Its general partner

By:____________________________________________
Name:
Title:

HARRAH’S BOSSIER CITY INVESTMENT COMPANY, L.L.C.,
a Louisiana limited liability company

By:____________________________________________
Name:
Title:

HARRAH’S NORTH KANSAS CITY LLC,
a Missouri limited liability company

By:____________________________________________
Name:
Title:

GRAND CASINOS OF BILOXI, LLC,
a Minnesota limited liability company

By:____________________________________________
Name:
Title:

ROBINSON PROPERTY GROUP LLC,
a Mississippi limited liability company

By:____________________________________________
Name:
Title:

TUNICA ROADHOUSE LLC,
a Delaware limited liability company

By:____________________________________________
Name:
Title:

BOARDWALK REGENCY LLC,
a New Jersey limited liability company

By:____________________________________________
Name:
Title:

CAESARS NEW JERSEY LLC,
a New Jersey limited liability company

By:____________________________________________
Name:
Title:

BALLY’S PARK PLACE LLC,
a New Jersey limited liability company

By:____________________________________________
Name:
Title:

HARVEYS TAHOE MANAGEMENT COMPANY LLC,
a Nevada limited liability company

By:____________________________________________
Name:
Title:

PLAYERS BLUEGRASS DOWNS, LLC,
a Kentucky limited liability company

By:____________________________________________
Name:
Title:

CASINO COMPUTER PROGRAMMING, INC.,
an Indiana corporation

By:____________________________________________
Name:
Title:

HARVEYS BR MANAGEMENT COMPANY, INC.,
a Nevada corporation

By:____________________________________________
Name:
Title:

HOLE IN THE WALL, LLC,
a Nevada limited liability company

By: CEOC, LLC, as sole member,

By:____________________________________________
Name:
Title:

Schedule A
LANDLORD ENTITIES
Horseshoe Council Bluffs LLC
Harrah’s Council Bluffs LLC
Harrah’s Metropolis LLC
Horseshoe Southern Indiana LLC
New Horseshoe Hammond LLC
Horseshoe Bossier City Prop LLC
Harrah’s Bossier City LLC
New Harrah’s North Kansas City LLC
Grand Biloxi LLC
Horseshoe Tunica LLC
New Tunica Roadhouse LLC
Caesars Atlantic City LLC
Bally’s Atlantic City LLC
Harrah’s Lake Tahoe LLC
Harvey’s Lake Tahoe LLC
Harrah’s Reno LLC
Bluegrass Downs Property Owner LLC
Vegas Development LLC
Vegas Operating Property LLC
Miscellaneous Land LLC
Propco Gulfport LLC

Schedule B
TENANT ENTITIES
CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
Caesars Entertainment Operating Company, Inc.
HBR Realty Company LLC
Harveys Iowa Management Company LLC
Southern Illinois Riverboat/Casino Cruises LLC
Caesars Riverboat Casino LLC
Roman Holding Company of Indiana LLC
Horseshoe Hammond, LLC
Horseshoe Entertainment
Harrah’s Bossier City Investment Company, LLC
Harrah’s North Kansas City LLC
Grand Casinos of Biloxi, LLC
Robinson Property Group LLC
Tunica Roadhouse LLC
Boardwalk Regency LLC
Caesars New Jersey LLC
Bally’s Park Place LLC
Harveys Tahoe Management Company LLC
Players Bluegrass Downs LLC
Casino Computer Programming, Inc.
Harveys BR Management Company, Inc.
Hole in the Wall, LLC